                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 15, 1996

                           SPRECKELS INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

     Delaware                   0-23050                         94-3050406
(State or other          (Commission File No.)              (I.R.S. Employer
 jurisdiction of                                          Identification Number)
 incorporation)

                         One Morrocroft Centre, Ste. 450
                  6805 Morrison Boulevard, Charlotte, NC 28211
                Address of Principal Executive Offices (Zip Code)

               Registrant's telephone number, including area code:
                                 (704) 367-4220


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Item 5.  Other Events.

          On August 15, 1996, Registrant issued a press release announcing its quarter earnings for the year ended June 30, 1996. Said press release is attached hereto as Exhibit 99.4 and incorporated herein by reference and made a part of this Current Report on Form 8-K.

         On August 24, 1996, Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Columbus McKinnon Corporation ("CM"), and L Acquisition Corporation (a wholly-owned subsidiary of CM). On August 26, 1996, Registrant issued a press release announcing the signing of the Merger Agreement with CM and L Acquisition Corporation. Said Merger Agreement and Press Release are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference and made a part of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           99.4     Press Release of the Registrant dated August 15, 1996.

                           99.5     Agreement and Plan of Merger among Registrant, Columbus McKinnon
                                    Corporation and L Acquisition Corporation dated dated August
                                    24, 1996.

                           99.6     Press Release of the Registrant dated August 26, 1996.

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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 26, 1996          SPRECKELS INDUSTRIES, INC.


                                   By: /s/ Michael L. Sarina
                                            Michael L. Sarina
                                            Controller, Chief Accounting
                                            Officer and Secretary






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                                  EXHIBIT INDEX

                                                                                Sequentially
Exhibit No.                                 Description                         Numbered Page
  99.4                              Press Release of the Registrant
                                    dated August 15, 1996.

  99.5                              Agreement and Plan of Merger
                                    among Registrant, Columbus McKinnon
                                    Corporation and L Acquisition Corporation dated August 24, 1996.


  99.6                              Press Release of the Registrant
                                    dated August 26, 1996.





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